SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 20, 1998


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-24327-04              13-3416059
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


250 Vesey Street, World Financial Center,
North Tower, 17th Floor
New York, New York                                             10281-1310
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-0336

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 8
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Mortgage Loan Asset-Backed Certificates, Series 1998-FF1 (the "Certificates") . The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 11, 1998 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, First Franklin Financial Corporation, as master servicer, Option One Mortgage Corporation, as servicer, and Chase Bank of Texas, N.A., as trustee (the Trustee). On October 20, 1998 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 20, 1998, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHASE BANK OF TEXAS, N.A.,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    October 23, 1998               By:  /s/ Bob Rakestraw
                                        Bob Rakestraw
                                        Vice President & Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         October 20, 1998.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on October 20, 1998

-----------------------------------------------------------------------------------------------------------------------------------
                                   FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                   SERIES 1998-FF1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           10/20/98                                                                                         PAGE #      1
RECORD DATE:         09/30/98

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Inter-                               Ending      Ending
               Original      Beginning                    Interest   est    LIBOR               Applied   Certif-     Aggregate
               Certificate   Certificate    Principal     Distri-    Carry- Carry- Total        Realized  icate       Loan
Class Cusip #  Balance       Balance        Distribution  bution     over   over   Distribution Loss      Balance     Balance
------------------------------------------------------------------------------------------------------------------------------------
A-1 589929QV3 170,904,000.00 161,490,238.04 2,369,643.35  772,440.11    -        -  3,142,083.46   - 159,120,594.69

M-1 589929QW1  11,889,000.00  11,889,000.00      -         59,047.11    -        -     59,047.11   -  11,889,000.00

M-2 589929QX9   9,412,000.00   9,412,000.00      -         48,392.11    -        -     48,392.11   -   9,412,000.00

B   589929QY7   5,945,000.00   5,945,000.00      -         33,142.58    -        -     33,142.58   -   5,945,000.00  188,724,859.72

X      N/A        N/A          N/A              N/A        26,132.45    -       N/A    26,132.45   N/A    N/A

R      N/A        N/A          N/A              N/A            -        N/A     N/A       -        N/A    N/A


===================================================================================================================================
TOTALS N/A    198,150,000.00 188,736,238.04 2,369,643.35  939,154.37    -        -  3,308,797.72   -  186,366,594.69 188,724,859.72
===================================================================================================================================




Factor Information Per $1,000                                                    Pass Through Rate

---------------------------------------------------------------------------------------------------
                       Principal            Principal                End Prin            Current
Class     Cusip #      Distribution         Distribution             Balance          Pass Through
                                                                                          Rate
---------------------------------------------------------------------------------------------------
 A-1   589929QV3       13.86534753           4.519730999            931.0524896           0.0573984
 M-1   589929QW1        0                    4.966533333           1000                   0.0595984
 M-2   589929QX9        0                    5.141533333           1000                   0.0616984
  B    589929QY7        0                    5.574866667           1000                   0.0668984


----------------------------------------------------------------------------------------------------



If there are any questions or comments, please contact the Relationship Manager listed below

--------------------------------------------------------------------------

Bob Rakestraw
Chase Bank of Texas, N.A.
600 Travis Street, 10th Floor
Houston, Texas 77002
(713) 216-5884

---------------------------------------------------------------------------
CHASE BANK OF TEXAS, N.A.
TRUSTEE
                              OPTION ONE MORTGAGE CORPORATION SERVICER

-----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
                                   FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                   SERIES 1998-FF1
                                           STATEMENT TO CERTIFICATEHOLDERS
 ----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           10/20/98                                                                                     PAGE #       2
   RECORD DATE:         09/30/98


                                              --------------------------------------------------------------------------
    Sec. 4.02 (6)-(8)                                                    Realized Loss Amount
                                              --------------------------------------------------------------------------
                                                             Applied          Unpaid           Applied Realized
                                                  Class       Realized Loss    Realized Loss    Loss Amortization
                                              --------------------------------------------------------------------------
                                                 A-1                 -              -                        -
   Sec. 4.02 (11)-(13)                           M-1                 -              -                        -
                                                 M-2                 -              -                        -
   Sec. 4.02 (16)-(18)                           B                   -              -                        -
                                               --------------------------------------------------------------------------
   Sec. 4.02 (19)                                Total               -              -                        -
                                               --------------------------------------------------------------------------

   Sec. 4.02 (20)   Interest Remittance Amount                                                                 1,360,826.91
                    Prepayment Penalties Received                                                                 26,132.45
   Sec. 4.02 (21)   Principal Remittance Amount                                                                1,924,222.05

   Sec. 4.02 (22)   Monthly Excess Cash Flow Amount                                                              445,421.30

   Sec. 4.02 (23)   Extra Principal Distribution Flow Amount for this Distribution Date                          445,421.30

   Sec. 4.02 (24)   Monthly Excess Interest Amount for this Distribution Date                                    445,421.30

   Sec. 4.02 (25)   Targeted Overcollateralization for this Distribution Date                                  2,972,250.00

   Sec. 4.02 (26)   Overcollateralization Amount for this Distribution Date                                    1,912,843.73

   Sec. 4.02 (27)   Overcollateralization Deficiency for this Distribution Date                                1,059,406.27

   Sec. 4.02 (28)   Overcollateralization Release Amount for this Distribution Date                                     -

   Sec. 4.02 (29)   Aggregate Master Servicer Fee Amount                                                          15,891.27
                    Aggregate Servicer Fee Amount                                                                 63,565.09

   Sec. 4.02 (30)   Aggregate Amount of Monthly Advances for this Distribution Date                              923,953.01

   Sec. 4.02 (31)   The Aggregate Stated Principal Balance of the Mortgage Loans and
                    any REO Properties at the close of business for this Distribution Date                   188,724,859.72

   Sec. 4.02 (32)   The Number of Mortgage Loans                                                                   1,358.00
                    The Aggregate Principal Balance of the Mortgage Loans                                    188,724,859.72
                    The Weighted Average Remaining Term to Maturity of the Mortgage Loans                               351
                    The Weighted Average Mortgage Rate                                                              8.63623%



   Sec. 4.02 (33)   The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans

                                                 ------------------------------------------------------------------------
                                                                                      Number of Loans      Principal
                                                                                                           Balance
                                                 ------------------------------------------------------------------------
                                                 30 Days Past Due                                66.00     7,456,552.94
                                                 60 Days Past Due                                34.00     4,108,996.03
                                                 90 or MoRe Days Past Due                        10.00     1,573,287.72
                                                 Foreclosure proceedings have been completed      2.00       424,579.20
                                                 Related mortgagor has filed for bankruptcy       5.00       739,483.31
                                                 -------------------------------------------------------------------------



   Sec. 4.02 (34)   With respect to any Mortgage Loans that became an REO property
                    during the preceding calendar month.                                                                -

                                              -----------------------------------------------------------
                                                      Number             Unpaid      Stated Principal
                                                                       Principal          Balance
                                                                        Balance
                                              -----------------------------------------------------------
                                                          -                -                 -
                                             ------------------------------------------------------------

   Sec. 4.02 (35)    The Book Value of any REO Property as of the close of business on the last Business Day
                     preceding the Distribution Date                                                                    -

   Sec. 4.02 (36)    The aggregate amount of Principal Prepayment made during the related Collection Period     1,814,851.79

   Sec. 4.02 (37)    The aggregate amount of Realized Losses incurred during the related Collection Period         46,174.91

   Sec. 4.02 (38)    The aggregate amount of Extraordinary Trust Fund Expenses withdrawn from
                     the Collection Account or Distribution Account                                                     -

   Sec. 4.02 (41)    The aggregate amount of any Prepayment Interest Shortfalls
                     to the extent not covered by payments by the Master Servicer                                       -

   Sec. 4.02 (44)    The three-month rolling average of 60+ Day Delinquent Loans                                5,367,069.08

   Sec. 4.02 (45)    The unpaid principal balance of each mortgage
                         a)   Which has been substituted pursuant to Section 2.03                                       -
                         b)   Purchased pursuant to Section 2.03, 3.16, or 10.01                                        -
                         c)   For which a liquidation Event has occurred                                                -

   Sec. 4.02 (46)    Whether a Servicing Termination Trigger has occurred                                               No



CHASE BANK OF TEXAS, N.A.
TRUSTEE
                              OPTION ONE MORTGAGE CORPORATION SERVICER